                                                                   Exhibit 10.46

                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") dated as of May 9, 2003
among  Equinox  Business  Credit  Corp.  ("Senior  Lender"),   Ventures-National
Incorporated ("Subordinated Lender") and Titan PCB East, Inc. ("Company").


                                   BACKGROUND

         As an inducement for Senior Lender to provide a credit facility in favor of Company, Subordinated Lender has agreed to enter into this Agreement to provide for the subordination of the "Subordinated Indebtedness" to the "Senior Indebtedness".

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.

         (a) General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

                  "Business Day" shall have the meaning set forth in the Loan Agreement as in effect on the Closing Date.

                  "Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

                  "Creditor Agreements" shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

                  "Creditors"  shall  mean,  collectively,   Senior  Lender  and
Subordinated Lender and their respective successors and assigns.

                  "Default" shall have the meaning set forth in the Loan Agreement.

                  "Distribution" shall mean any payment, whether in cash, in kind, securities or any other property, or security for any such Distribution.

                  "Documents"   shall  have  the  meaning   given  to  the  term
"Ancillary Agreements" in the Loan Agreement.

                  "Event" shall have the meaning set forth in Section 2(b)(iii) hereof.



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                  "Holder of Subordinated Indebtedness" or "Subordinated Lender"
shall mean Ventures-National Incorporated, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness, and any successor and assigns of such Person.

                  "Loan Agreement" shall mean the Loan and Security Agreement dated as of May 9, 2003 between Company and Senior Lender as the same may be amended, supplemented, modified or restated from time to time.

                  "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

                  "Senior Indebtedness" shall mean all Obligations of any kind owed by Company to Senior Lender from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Company) chargeable to Company by Senior Lender, and reimbursement, indemnity or other obligations due and payable to Senior Lender. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof.

                  "Senior Lender" shall have the meaning set forth in the introductory paragraph of this Agreement.

                  "Senior Lending Agreements" shall mean collectively the Loan Agreement and the other Documents, each as from time to time in effect.

                  "Subordinated Indebtedness" shall mean all principal, interest and other amounts payable or chargeable in connection with the Subordinated Lending Agreements.

                  "Subordinated Lending Agreements" shall mean, collectively, the Subordinated Letter Agreement and all promissory notes, agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company or any other person to, with or in favor of Subordinated Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Subordinated Letter Agreement" shall mean the letter agreement executed and delivered by Company to Subordinated Lender pursuant to which Company acknowledges that the aggregate amount of indebtedness Company owes to Subordinated Lender as of April 27, 2003 is $225,490.47.



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                  (b)  Other  Terms.  Capitalized  terms not  otherwise  defined herein shall have the meanings given to them in the Loan Agreement.

                  (c)  Certain  Matters  of  Construction.  The terms  "herein",
"hereof"  and  "hereunder"  and  other  words of  similar  import  refer to this
Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         2. Covenants. Company and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Loan Agreement shall have been irrevocably terminated, all in accordance with the terms of the Loan Agreement, each will comply with such of the following provisions as are applicable to it:

                  (a) Transfers. Each Holder of Subordinated Indebtedness covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Agreement to each other party hereto.

                  (b) Subordination Provisions. To induce Senior Lender to enter into the Loan Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

                  (i) Payments. Company shall make no Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been irrevocably terminated.

                  [(ii) Limitation on Acceleration. No Holder of Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any remedies or commence any action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness.

                  (iii) Prior Payment of Senior Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Company or distribution or marshalling of its assets or any composition with creditors of


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Company, whether or not involving insolvency or bankruptcy,  or if Company shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Event"), then all Senior Indebtedness shall be paid in full and satisfied in cash and the Loan Agreement irrevocably terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Senior Lender or its representatives, in the proportions in which they hold the same, until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement irrevocably terminated.

         (iv) Power of Attorney. To enable Senior Lender to assert and enforce its rights hereunder in any proceeding referred to in Section 2(b)(iii) or upon the happening of any Event, Senior Lender or any person whom it may designate is hereby irrevocably appointed attorney in fact for Subordinated Lender with full power to act in the place and stead of Subordinated Lender including the right to make, present, file and vote such proofs of claim against Company on account of all or any part of the Subordinated Indebtedness as Senior Lender may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness. Subordinated Lender will execute and deliver to Senior Lender such instruments as may be required by Senior Lender to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and Subordinated Lender hereby irrevocably appoints Senior Lender as the lawful attorney and agent of Subordinated Lender to execute financing statements on behalf of Subordinated Lender and hereby further authorizes Senior Lender to file such financing statements in any appropriate public office.

         (v) Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of Subordinated Lender at a time when Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof including if same is collected or received when there is or would be after giving effect to such payment a Default or an Event of Default under the Loan Agreement, then Subordinated Lender will forthwith deliver, or cause to be delivered, the same to Senior Lender in precisely the form held by Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by Subordinated Lender, or any such Affiliate, as the property of Senior Lender and shall not be commingled with other property of the Subordinated Lender or any such Affiliate.

         (vi) Subrogation. Subject to the prior payment in full in cash of the Senior Indebtedness and the irrevocable termination of the Loan Agreement, to the extent that Senior Lender has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, Subordinated Lender shall be subrogated to the then or thereafter rights of Senior Lender including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and,



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for the purposes of such subrogation,  no Distribution to Senior Lender to which
Subordinated Lender would be entitled except for the provisions of this Agreement shall, as between Company, its creditors (other than Senior Lender) and Subordinated Lender, be deemed to be a Distribution by Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of Subordinated Lender on the one hand, and Senior Lender on the other hand.

                  (vii) Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness and Senior Lender. Nothing in this Agreement shall impair, as between Company and Subordinated Lender the unconditional and absolute obligation of Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of Senior Lender under this Agreement.

3. Miscellaneous.

         (a) Provisions of Subordinated Lending Agreements. From and after the date hereof, Company and Subordinated Lender shall cause each Subordinated Lending Agreement to contain a provision to the following effect:

         "This Agreement is subject to the Subordination Agreement, dated as of May __, 2003, among the Maker, the Payee and Senior Lender, under which this Note and the Maker's obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein."

         Proof of compliance with the foregoing shall be promptly given to Senior Lender.

         (b) Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, Subordinated Lender agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially similar to this Agreement.

         (c) Survival of Rights. The right of Senior Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company or Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Senior Lender.

         (d) Bankruptcy Financing Issues. (i) (i) This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against Company under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Senior Lender shall desire to permit the use of cash collateral or to provide post-Petition financing from Senior Lender to Company under the Code, Subordinated



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Lender agrees as follows:  (1) adequate notice to  Subordinated  Lender shall be deemed to have been provided for such consent or post-Petition financing if Subordinated Lender receives notice thereof three (3) Business Days (or such shorter notice as is given to Senior Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by Subordinated Lender to (a) any such use of cash collateral or such post-Petition financing from Senior Lender and (b) Senior Lender declaring a default and/or exercising all of its rights and remedies in accordance with any agreement evidencing such post-Petition financing from Senior Lender.

                  (ii) Subordinated Lender shall not join in, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of Company until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated.

         (e) Receipt of Agreements; Consents and Waiver of Defaults. Subordinated Lender hereby acknowledges that it has delivered to Senior Lender a correct and complete copy of the Subordinated Lending Agreements as in effect on the date hereof. Subordinated Lender, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof, consents to Company entering into the Senior Lending Agreements and waives any default or event of default under the Subordinating Lending Agreement as a result of Company entering into such Senior Lending Agreements.

         (f) No Amendment of Subordinated Lending Agreements. So long as the Loan Agreement remains in effect, neither Company nor any Holder of Subordinated Indebtedness shall enter into any amendment to or modification of any
Subordinated Lending Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of Company thereunder or in respect thereof, without the prior written consent of Senior Lender.

         (g) Amendments to Senior Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Senior Lender from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Senior Lender and Company shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Senior Lender to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Subordination Agreement in respect of the Subordinated Indebtedness.

         (h) Notice of Default and Certain Events. Senior Lender and the Holders of Subordinated Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:



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                  (i) the obtaining of actual knowledge of the occurrence of any default under any of the Subordinated Lending Agreements;

                  (ii) the acceleration of any Senior Indebtedness by Senior Lender or of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness;

                  (iii) the granting by Senior Lender of any waiver of any Event of Default under the Loan Agreement or the granting by any Holder of Subordinated Indebtedness of any waiver of any "default" or "event of default" under the Subordinated Lending Agreements; or

                  (iv) the payment in full by Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness.

                  The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness as provided in this Agreement. (i) Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

                  If to Senior Lender:      Equinox Business Credit Corp.
                                            120 Wood Avenue South, Suite 515
                                            Iselin, New Jersey 08830
                                            Attention: Allen H. Vogel
                                            Telephone: (732) 635-9800
                                            Facsimile: (732) 635-1111

                  with a copy to:           Loeb & Loeb LLP
                                            345 Park Avenue
                                            New York, New York 10154
                                            Attention:  Miriam L. Cohen, Esq.
                                            Telephone: (212) 407-4000
                                            Facsimile: (212) 407-4990



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               If to Subordinated
               Lender:                Ventures-National Incorporated
                                      1818 North Farwell Avenue
                                      Milwaukee, Wisconsin 53202
                                      Attention:  David Marks
                                      Telephone: (414) 283-2616
                                      Facsimile:  (414) 283-2609

               If to Company:         Titan PCB East, Inc.
                                      2 Industrial Way
                                      Amesbury, Massachusetts 01913
                                      Attention:   Robert E. Ciri
                                      Telephone: (978) 388-5740
                                      Facsimile:  (978) 388-3940

               with a copy to:        Mirick, O'Connell De Mallie & Lougee, LLP
                                      100 Front Street
                                      Worcester, Massachusetts 01608-1477
                                      Attention: Joseph H. Baldiga, Esq.
                                      Telephone: (508) 791-8500
                                      Facsimile: (508) 791-8502

         (j) Books and Records. Subordinated Lender shall (a) make notations on the books of Subordinated Lender beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement, (b) furnish Senior Lender, upon request from time to time, a statement of the account between Subordinated Lender and Company and (c) give Senior Lender, upon its request, full and free access to Subordinated Lender's books pertaining only to such accounts with the right to make copies thereof.

         (k) Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Loan Agreement shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Senior Lender or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.



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         (l)  Security.  Until the Senior  Indebtedness  shall have been paid in full in cash and the Loan Agreement shall have been irrevocably terminated, Subordinated Lender hereby disclaims any and all security interests, liens or other encumbrances on or in any property (personal or real) of the Company.

         (m) No Challenge to Validity, Etc. of Liens. Notwithstanding anything to the contrary expressed or implied in this Agreement, each Holder of Subordinated Indebtedness agrees that it will not at any time (a) challenge, cooperate with a challenge or consent to a challenge to the validity, perfection, priority or enforceability of any Liens (as defined in the Loan Agreement as in effect on the Closing Date) on the Collateral (as defined in the Loan Agreement), or the Agent's right to foreclosure, realization upon, levy upon, or liquidation of any of the Collateral or (b) object to the Agent moving during an Event for relief from the automatic stay imposed under Section 362 of the Code.

         (n) Defense to Enforcement. If any Holder of Subordinated Indebtedness, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Company, then Senior Lender may intervene and interpose such defense or pleas in its name. If any Holder of Subordinated Indebtedness, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Indebtedness or enforce any of its right under any of the Subordinated Lending Agreements or this Agreement, then Senior Lender may, by virtue of this Agreement, restrain the enforcement thereof in the name of Senior Lender. If any Holder of Subordinated Indebtedness, in contravention of the terms of this Agreement, obtains any cash or other assets of the Company as a result of any administrative, legal or equitable actions or otherwise, such Holder of Subordinated Indebtedness agrees forthwith to pay, deliver and assign to Senior Lender, with appropriate endorsements, any such cash or other assets for application to Senior Indebtedness.

         4. Representations and Warranties. Subordinated Lender represents and warrants to Senior Lender that Subordinated Lender is the holder of the Subordinated Indebtedness. Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness without (i) prior notice being given to Senior Lender and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Subordinated Lender further warrants to Senior Lender that it has full right, power and authority to enter into this Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

         5. Negative Covenants.

                  (a) Company shall not directly or indirectly grant a Lien to any Person in any of the Collateral to secure or satisfy all or any part of the Subordinated Indebtedness without the prior written consent of Lender.

                  (b) No Subordinated Lender shall permit to exist any Lien on any property or assets of any Company to secure or provide for payment or performance of the Subordinated



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Indebtedness  or  exercise  any  right  of set  off or  counterclaim  which  the
Subordinated Lender may have with respect to any amounts payable or to be paid by the Subordinated Lender to Company. In the event that any Subordinated Lender has or at any time acquires any Lien in the Collateral securing the Senior Indebtedness, or any part thereof, each Subordinated Lender hereby waives any right that it may have whether such right arises under Sections 9-611 through 9-614 of the Uniform Commercial Code or other applicable law, to receive notice of the Lender's intended disposition of such Collateral (or a portion thereof) or of the Lender's proposed retention of such assets in satisfaction of the Senior Indebtedness (or a portion thereof). Each Subordinated Lender further agrees  that in the event  Company  consents  or fails to  object to a  proposed
retention  of  such  Collateral  (or  a  portion   thereof)  by  the  Lender  in
satisfaction  of  the  Senior   Indebtedness  (or  a  portion   thereof),   such
Subordinated Lender hereby consents to such proposed retention regardless of whether such Subordinated Lender is provided with notice of such proposed retention.

         6.  Proceedings.   ANY  JUDICIAL   PROCEEDING  BROUGHT  BY  OR  AGAINST
SUBORDINATED LENDER OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW JERSEY, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SENIOR LENDER TO BRING PROCEEDINGS AGAINST SUBORDINATED LENDER OR COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUBORDINATED LENDER OR COMPANY AGAINST SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF NEW JERSEY; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST SUBORDINATED LENDER OR COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT SENIOR LENDER IS AN INDISPENSABLE PARTY, SUBORDINATED LENDER OR COMPANY SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. SUBORDINATED LENDER AND COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         7. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN

CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         8. Company Acknowledgement. Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between Company and each Creditor and
(ii) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-a-vis any Creditor.

         9. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this ____ day of May, 2003.


                                EQUINOX BUSINESS CREDIT CORP.,
                                as Senior Lender


                                By: /s/ Allen H. Vogel
                                    ----------------------------------------
                                Name: Allen H. Vogel
                                Title: President


                                VENTURES-NATIONAL INCORPORATED,
                                as Subordinated Lender


                                By: /s/ David M. Marks
                                    ----------------------------------------
                                Name: David M. Marks
                                Title: Chairman


                                TITAN PCB EAST, INC.,
                                as Company


                                By: /s/ Robert E. Ciri
                                    ----------------------------------------
                                Name: Robert E. Ciri
                                Title: President

STATE OF Wisconsin     )
                                    :  ss.:
COUNTY OF Milwaukee   )

         On the 2nd day of May, 2003, before me personally came David M. Marks to me known, who, being by me duly sworn did depose and say that s/he is the Chairman of Ventures-National Incorporated, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                  P. Schloabe
                                  --------------------------------
                                  Notary Public


STATE OF ______________)
                                    :  ss.:
COUNTY OF ____________)

         On the _______ day of May, 2003, before me personally came Allen Vogel to me known, who, being by me duly sworn did depose and say that he is the ________________ of Equinox Business Credit Corp., the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto.


                                  --------------------------------
                                  Notary Public



STATE OF Massachusetts)
                                    :  ss.:
COUNTY OF Worcestor)

         On the 5th day of May, 2003, before me personally came Robert E. Ciri to me known, who, being by me duly sworn did depose and say that s/he is the President of Titan PCB East, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                  /s/ Glen Mair
                                  --------------------------------
                                  Notary Public